UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     1/07/2008

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

(b)  Steve Marcum, the Executive Vice President, Chief Financial Officer and Treasurer of Citizens First Corporation (the “Company”), left those positions, effective January 7, 2008, to pursue other interests.

(c)  Effective January 7, 2008, the Company appointed Todd Kanipe as Executive Vice President- Credit Administration and Finance, and Kim Harmon as Senior Vice President and Principal Accounting Officer.  Mr. Kanipe will also serve as the Company’s principal financial officer.

Todd Kanipe, age 39, formerly served as Executive Vice President and Chief Credit Officer of the Company.  Mr. Kanipe graduated from Western Kentucky University in 1990 with a BS in Finance and began his career as a corporate banking officer with Trans Financial Bank.  In 1994, he became a project coordinator with Commonwealth Health Corporation, a Bowling Green-based not-for-profit that owns and operates acute-care hospitals, skilled nursing facilities, and assisted living units.  In 1996, Mr. Kanipe returned to Trans Financial Bank as a senior commercial lender.  Following Trans Financial’s acquisition by U.S. Bank in 1999, Mr. Kanipe joined Citizens First Bank as a commercial lender and trust officer.  In 2004, Mr. Kanipe was promoted to Executive Vice President and Chief Credit Officer of the Company.

Kim Harmon, age 45, formerly served as Vice President and Controller of the Company. Ms. Harmon has nineteen years of banking experience, all in the areas of accounting and finance. She graduated from Western Kentucky University in 1988, with a Masters in Business Administration, and in 1984, with a BS in Accounting.   Ms. Harmon worked in public accounting and manufacturing before beginning her banking career in 1989 with Trans Financial Bank as Assistant Controller of Accounting Operations.  In 1996, she transferred to the SEC and financial reporting area of the Finance Department.  In 1999, Ms. Harmon joined Citizens First Bank and the Company as Vice President and Controller.

A copy of the press release that the Company issued on January 10, 2008 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
99.1 Press Release dated January 10, 2008.

                                                                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: Mary D. Cohron
President and Chief Executive Officer

Date: January 10, 2008

EXHIBIT INDEX
Exhibit Number Description of Exhibit 99.1 Press Release dated January 10, 2008.
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